11. NOTES PAYABLE	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
NOTES PAYABLE

Related Party Transactions

Related Party Notes Payable

Funding with MIE Jurassic Energy Corporation- a related party

During 2012, MIE Jurassic Energy Corporation (“MIEJ”), a subsidiary of MIE Holdings, advanced funds in excess of its ownership interest in Condor. In November 2012, the Company executed a Secured Subordinated Promissory Note in the principal amount of $2,170,065. The note bears interest at 10% and is due upon the earlier of 1) an equity or debt financing transaction completed by the Company or December 31, 2013. At December 31, 2012, the balance owed with accrued interest was $2,206,233.

Global Venture Investments, LLC – a related party

In February 2011, the Company received a $200,000 loan from its president and chief executive officer. Interest accrued at an annual rate of 3%, and principal and interest were due on October 31, 2011. The loan plus accrued interest of $4,258 was repaid in full on October 31, 2011. Upon receipt of these proceeds, the president and chief executive officer used the proceeds to purchase, through Global Venture Investments, LLC, an entity wholly owned and controlled by him, 88,889 shares of the Company’s Series A Preferred Stock at a price of $2.25 per share.

In July 2011, the Company received a $900,000 loan from Global Venture Investments, LLC. Interest accrued at an annual rate of 3%, and principal and interest were due on November 30, 2011. The note was convertible into preferred stock of the Company in the event of the closing of a qualified financing (defined as receipt of at least $2,000,000 in gross proceeds), and the note converted into the securities being sold in the qualified financing at a 50% discount. The qualified financing occurred in October 2011 and the principal amount of this note was converted into 800,000 shares ($1.125 per share) of Series A Preferred Stock pursuant to the loan’s original conversion terms. The accrued interest of $8,655 was paid in cash. The Company evaluated the conversion feature and determined no beneficial conversion feature existed as the fair value of the underlying securities fair value was $0.39 per share and was out-of-the-money.

The note agreement also provided for the issuance of a warrant to the holder in the event that the note was automatically converted into a qualified financing. The warrant has a three year term and an exercise price equal to the price paid by the investors in the qualified financing. In connection with the initial closing of the Company’s Series A Preferred Stock financing in October 2011, which was a qualified financing, the Company issued this warrant for 160,000 shares of Series A Preferred Stock at an exercise price of $2.25 per share and a fair value as determined by a Black Scholes option pricing model of $44,600.

Third Party Transactions

Centurion Note Conversions

On August 31, 2012, Centurion converted $101,250 of principal and accrued interest, into 45,000 shares of the Company’s common stock. In October 2012, Centurion converted $536,250 of principal into 238,334 shares of the Company’s common stock. In November 2012, Centurion converted $392,045 of principal into 174,242 shares of the Company’s common stock. Centurion forgave the principal and interest balance of $169,181 and the balance owed Centurion at December 31, 2012 was paid in full.